                                                                 Exhibit 10.20

                         AMENDMENT AND WAIVER AGREEMENT

      The Bank of Bloomfield Hills ("BBH" or "Lender"), Art Renaissance, Inc. ("Art Ren" or "Borrower"), Eugene I. Schuster ("Schuster"), Venture Funding, Ltd. ("Venture"), Venture Funding Holdings, Ltd. ("Venture Holdings"), Growth Realty, Inc. ("Growth"), Growth Realty Holdings, L.L.C. ("Growth Holdings"), and John E. McConnaughy, Jr. ("McConnaughy") enter into this Amendment and Waiver Agreement dated July 30, 1999 (this "Agreement"). For convenience, (i) Schuster, Venture, Venture Holdings, Growth, Growth Holdings, and McConnaughy in their capacity as guarantors, are referred to collectively as the "Guarantors", and individually as a "Guarantor", and (ii) Borrower and Guarantors are referred to herein collectively as the "Parties", and individually as a "Party".

                                    RECITALS

      A. Lender, as lender and secured party, and Borrower, as borrower and debtor, are parties to a $2,500,000 Loan Agreement dated October 30, 1997 (as may be amended from time to time, and with all supplements thereto, the "$2,500,000 Loan Agreement"). Under the $2,500,000 Loan Agreement, Lender made available to Borrower a secured discretionary line of credit (subject to certain limitations), up to a maximum principal amount of $2,500,000 in the aggregate at any time outstanding evidenced by a $2,500,000 Note dated October 30, 1997 (the "$2,500,000 Line of Credit"). This discretionary line of credit matured on January 29, 1999. The outstanding principal balance on the $2,500,000 Line of Credit on July 20, 1999 was $1,128,534.22.

      B. Lender, as lender and secured party, and Borrower, as borrower and debtor, are parties to a $500,000 Loan Agreement dated October 14, 1996 (as may be amended from time to time, and with all supplements thereto, the "$500,000 Loan Agreement"). Under the $500,000 Loan Agreement, Lender made available to Borrower a secured discretionary line of credit (subject to certain limitations), up to a maximum principal amount of $500,000 in the aggregate at any time outstanding evidenced by a $500,000 Note dated September 22, 1997 (the "$500,000 Line of Credit"). This discretionary line of credit matured on March 1, 1999. The outstanding principal balance on the $500,000 Line of Credit on July 20, 1999 was $500,000.

      C. Lender, as lender and secured party, and Borrower, as borrower and debtor, are parties to a $1,550,000 Loan Agreement dated March 29, 1996 (as may be amended from time to time, and with all supplements thereto, the "$1,550,000 Loan Agreement"). Under the $1,550,000 Loan Agreement, Lender made available to Borrower a term loan in the original principal amount of $1,550,000 evidenced by a $1,550,000 Term Note dated March 29, 1996, (the "Term Loan") which matured on April 1, 1999. The outstanding principal balance on the Term Loan on July 20, 1999 was $980,000.

      D. Borrower executed and delivered to Lender a Security Agreement dated March 29, 1996 (the "Art Ren Security Agreement"), whereby Borrower granted Lender a first priority security interest in all of Borrower's then existing and thereafter acquired assets, including but not limited to, accounts, chattel paper, general intangibles, instruments, inventory, equipment and fixtures to secure the Obligations (defined below).

      B. Schuster executed and delivered to Lender a Security Agreement dated October 30, 1997 (the "Schuster Security Agreement"), whereby Schuster granted to Lender a security interest in works of art owned by Schuster and stored in the Fisher Building (the "Art Work") to secure all of Schuster's obligations to Lender, including under the Schuster Guaranty (defined below) and Schuster's guaranty of Cellex Biosciences, Inc.'s ("Cellex") obligations owing to Lender, including the Cellex Obligations (defined below).

      F. Venture executed and delivered to Lender, among other things: (1) a Security Agreement (Pledge) dated October 30, 1997, whereby Venture pledged to Lender warrants to purchase 858,071 shares of Cellex's common stock to secure all of Venture's obligations to Lender, including under the Venture Guaranty (defined below) and Venture's guaranty of Cellex's obligations owing to Lender, including the Cellex Obligations, and (2) an Assignment of Registration Rights Agreement dated August 20, 1993, (collectively, the "Venture Security Agreements").

      G. Venture Holdings executed and delivered to Lender a Security Agreement (Pledge) dated October 30, 1997 (the "Venture Holdings Security Agreement"), whereby Venture Holdings pledged to Lender warrants to purchase 500,000 shares of Cellex' common stock to secure all of Venture Holdings' obligations to Lender, including under the Venture Holdings Guaranty (defined below).

      H. Growth executed and delivered to Lender, among other things: (1) a Security Agreement (Pledge) dated October 30, 1997, whereby Growth pledged to Lender 244,288 shares of Mego Mortgage Corporation ("Mego Mortgage") common stock to secure all of Growth's obligations to Lender, including under the Growth Guaranty (defined below) and Growth's guaranty of Cellex's obligations owing to Lender, including the Cellex Obligations (the "Growth/Cellex Guaranty"); (2) a Security Agreement (Pledge) dated February 6, 1997, whereby Growth pledged to Lender 150,000 share of Mego Financial Corp. ("Mego Financial") common stock to secure all of Growth's obligations to Lender, including under the Growth Guaranty and the Growth/Cellex Guaranty; (3) a Security Agreement (Pledge) dated March 29, 1996, whereby Growth, among other things, pledged to Lender 153,000 shares of Mego Financial stock to secure all of its obligations to Lender, including under the Growth Guaranty and the Growth/Cellex Guaranty; and (4) an Assignment of Cash Balances dated March 29, 1996 securing the obligations of Borrower and Cellex to Lender. All of the aforementioned security, pledge and assignment agreements listed in this paragraph are referred to collectively as the "Growth Security Agreements".

      I. Growth Holdings executed and delivered to Lender, among other things:
(1) a Security Agreement (Pledge) dated October 30, 1997, whereby Growth Holdings pledged to

Lender 235,000 shares of Mego Financial common stock and 111,860 shares of Mego Mortgage common stock to secure all of Growth Holdings' obligations to Lender, including under the Growth Holdings Guaranty (defined below), and (2) a Third Party Pledge Agreement dated August 20, 1997, whereby Growth Holdings pledged to Lender 250,000 shares of Mego Financial common stock to secure all of Borrower's obligations to Lender, (collectively, the "Growth Holdings Security Agreements").

      J. McConnaughy executed and delivered to Bank One (defined below), among other things: (1) a Third Party Pledge Agreement dated April 27, 1998, whereby McConnaughy pledged to Bank One 29,000 shares of Mego Financial to secure all of Borrower's and McConnaughy's obligations to Bank One; (2) a Third Party Pledge Agreement dated October 14, 1996, whereby McConnaughy pledged to Lender 152,000 shares of Mego Financial common stock to secure the Borrower's obligations to Lender as more fully described therein; and (3) a Third Party Pledge Agreement and letter dated November 3, 1998, whereby McConnaughy pledged 273,000 shares of Mego Financial common stock to secure the McConnaughy Guaranty (defined below), (collectively, the "McConnaughv Security Agreements").

      K. For convenience, all of the foregoing documents, agreements, mortgages, assignments, and promissory notes set forth in paragraphs A through J, together with any other documents, instruments, agreements or promissory notes executed in connection with or in furtherance of any of the foregoing including the Guarantor Loan Documents (defined below) and the Venture Subordination Agreement, as amended from time to time, including as amended by this Agreement, but exclusive of all present or future oral agreements between Lender and the Borrower, are referred to collectively as the "Loan Documents".

      L. All of the obligations of the Borrower, whether then existing or thereafter created or arising, are guaranteed by (i) Schuster pursuant to, among others, a Guaranty dated October 30, 1997 (the "Schuster Guaranty") (ii) Venture pursuant to, among others, a Guaranty dated October 30, 1997, (the "Venture Guaranty"); (iii) Venture Holdings pursuant to a Guaranty dated October 30, 1997 (the "Venture Holdings Guaranty"); (iv) Growth pursuant to, among others, a Guaranty dated October 30, 1997, (the "Growth Guaranty"); (v) Growth Holdings pursuant to a Guaranty dated October 30, 1997 (the "Growth Holdings Guaranty"); and (vi) McConnaughy pursuant to, among others, a Guaranty dated April 27, 1998 (the "McConnaughy Guaranty"). For convenience, these guaranties are referred to collectively as the "Guaranties" and individually as the "Guaranty". The Guaranties and all other documents and agreements executed by Schuster, Venture, Venture Holdings, Growth, and Growth Holdings, in favor of Lender are referred to collectively as the "Guarantor Loan Documents", and individually as a "Guarantor Loan Document".

      M. A Subordination Agreement dated March 29, 1996 was executed by Venture in favor of BBH (the "Venture Subordination Agreement") pursuant to which Venture (in such capacity, hereinafter referred to as the "Venture Subordinated Creditor") subordinated the Borrower's obligations to it (the "Venture Obligations") and the collateral security therefore to the Obligations. Borrower acknowledges and agrees that based on the Existing Defaults (as defined below) it does not have the right to, and shall not, make any payments to Venture with respect to the Venture Obligations, and Venture agrees that it does not have the right to, and shall not, receive any payments with respect to the Venture Obligations, other than payments made in the ordinary course for reimbursement for reasonable business expenses of Eugene I. Schuster not to exceed $20,000 and credit card expenses resulting from the ordinary course of business (the "Ordinary Course Payments").

      N. On July 20, 1999, there was $2,608,534 in principal owing by Borrower to Lender under the Loan Documents as follows:

            (1) $1,128,534 in principal owing under the $2,500,000 Line of Credit;

            (2)   $500,000 in principal owing under the $500,000 Line of Credit;
                  and

            (3)   $980,000 in principal owing under the Term Loan;

plus accrued but unpaid interest, costs and expenses (including attorneys' fees) called for by the Loan Documents (all such obligations together with all other principal and interest due or becoming due to Lender), together with the payment of all other sums, indebtedness and liabilities of any and every kind now or hereafter owing and to become due from the Borrower to Lender, or any of its affiliates however created, however incurred, evidenced, acquired or arising, and whether direct or indirect, primary, secondary, fixed or contingent, matured or unmatured, joint, several, or joint and several, and whether for principal, interest, reimbursement obligations, indemnity obligations, obligations under guaranty agreements, fees, costs, expenses, or otherwise, all of Borrower's obligations under this Agreement, together with all other present and future obligations of the Borrower to Lender, are referred to collectively as the "Obligations".

      O. On July 16, 1999, there was $648,219.85 in principal owing by Cellex to Lender under the Cellex loan documents ("Cellex Loan Documents"), plus accrued but unpaid interest, costs and expenses (including attorneys' fees) called for by the Cellex Loan Documents (all such obligations together with all other principal and interest due or becoming due to Lender), together with the payment of all other sums, indebtedness and liabilities of any and every kind now or hereafter owing and to become due from Cellex to Lender, or any of its affiliates however created, however incurred, evidenced, acquired or arising, and whether direct or indirect, primary, secondary, fixed or contingent, matured or unmatured, joint, several, or joint and several, and whether for principal, interest, reimbursement obligations, indemnity obligations, obligations under guaranty agreements, fees, costs, expenses, or otherwise, together with all other present and future obligations of the Cellex to Lender, are referred to collectively as the "Cellex Obligations".

      P. The Parties acknowledge and agree that:

            (1) the Obligations, the Cellex Obligations, Guarantor's obligations under the Guarantor Loan Documents, and all other obligations of any one or more of the Parties to Lender are owing to Lender without setoff, recoupment, defense or counterclaim, in law or in equity, of any nature or kind;

            (2) the Obligations are secured by valid, perfected, indefeasible, enforceable, first priority, liens and security interests in favor of Lender in, among other things, all of Borrower's present and future accounts, chattel paper, general intangibles, inventory, equipment, fixtures, instruments, and all of the collateral granted to the Lender and Bank One pursuant to the Schuster Security Agreement, the Venture Security Agreements, the Venture Holdings Security Agreement, the Growth Security Agreements, the Growth Holdings Security Agreements, and the McConnaughy Security Agreements.

            (3) the Cellex Obligations are secured by valid, perfected, indefeasible, enforceable, first priority liens and security interests in favor of Lender in, among other things, all of Cellex's present and future accounts, chattel paper, general intangibles, inventory, equipment, fixtures, instruments, and all of the collateral granted to the Lender pursuant to the Schuster Security Agreement, the Venture Security Agreements, and the Growth Security Agreements.

For convenience, all collateral referred to in sections (1) and (2) of this paragraph, together with all other collateral described in the Loan Documents and all collateral heretofore, simultaneously herewith or hereafter granted to Lender by any one or more of the Parties to secure any of the Obligations or any other obligations of the Borrower to Lender, is referred to collectively as the "Collateral". For convenience, all collateral referred to in section (3) of this paragraph, together with all other collateral described in the Cellex Loan Documents and all collateral heretofore, simultaneously herewith or hereafter granted to Lender by any one or more of the Parties to secure any of the Cellex Obligations or any other obligations of Cellex to Lender, is referred to collectively as the "Cellex Collateral".

      Q. Each Party reaffirms, ratifies, confirms and approves their obligations and duties under the Loan Documents, the Guarantor Loan Documents, and the Venture Subordination Agreement all as modified by this Agreement. Without limiting the generality of the immediately preceding sentence, the Borrower and Guarantors, jointly and severally, hereby reaffirms, ratifies, confirms and approves its/his/her obligations and duties under the Loan Documents, the Guarantor Loan Documents, the Venture Subordination Agreement, and the provisions herein, and acknowledges and agrees that the Guarantor Loan Documents extend to and cover all of the Obligations, including the sums described in Paragraph N above. Each Party, jointly and severally, reaffirms, ratifies and confirms the liens, assignments and security interests granted to Lender in the Collateral under the Loan Documents or otherwise.

      R. Schuster, Venture and Growth each reaffirms, ratifies, confirms and approves its/his obligations and duties under the Cellex Loan Documents and the applicable Guarantor Loan Documents all as they relate to the Cellex Obligations, and acknowledges and agrees that the applicable Guarantor Loan Documents extend to and cover all of the Cellex Obligations, including the sums described in Paragraph 0 above. Schuster, Venture and Growth, jointly and severally, reaffirms, ratifies and confirms the liens, assignments and security interests granted to Lender in the Cellex Collateral under the Cellex Loan Documents or otherwise.

      S. The Borrower and Venture reaffirm, ratify, confirm and approve their obligations and duties under the Loan Documents and the Venture Subordination Agreement, as modified by this Agreement.

      T. Each Party acknowledges and agrees that through a Participation Agreement dated October 30, 1997, a Participation Agreement dated September 1, 1997, and a Participation Agreement dated March 29, 1996 (collectively, the "Participations"), Bank One, Michigan, formerly known as NBD Bank ("Bank One") participated with Lender in the $2,500,000 Line of Credit, the $500,000 Line of Credit, and the Term Loan.

      U. For convenience, the following described defaults are referred to collectively as the "Existing Defaults." Each Party represents and warrants, after due inquiry and investigation, that it is not aware of any other Events of Default, Events of Acceleration Defaults, Defaults, or defaults, or of any event which, with the passage of time, notice, or both, would become an Event of Default, Event of Acceleration, Default, or a default under the Loan Documents or this Agreement. The Borrower is in default under the Loan Documents for the following reasons:

            1. the $2,500,000 Line of Credit, the $500,000 Line of Credit, and the Term Loan have matured and have not been repaid, and

            2. the Margin Requirement (as defined in the $2,500,000 Loan Agreement) was exceeded.

      V. By letter dated August 31, 1998, Lender and Bank One informed Borrower, Schuster, Venture, Venture Holdings, Growth, and Growth Holdings (collectively, the "Pledgors") that if a plan of action relating to the Borrower and Cellex was not received by the September 11, 1998, Lender and Bank One would proceed to liquidate the Mego Financial stock pledged by the Pledgors securing the Obligations. Since a plan of action was not received by the September 11, 1998, Lender has the right to liquidate the Mego Financial stock in accordance with the Loan Documents.

      W. Each Party also acknowledges that based on the Existing Defaults, Lender has the right, without further notice, to enforce its rights under the Loan Documents, the Guarantor Loan Documents, the Venture Subordination Agreement and applicable law. Further, if Lender took such action, each Party acknowledges that Lender's actions would be within Lender's rights under the Loan Documents, the Guarantor Loan Documents, the Venture Subordination Agreement, and applicable law, and would be reasonable and appropriate under the circumstances.

      X. Each Party acknowledges and agrees that (i) Lender has fully performed all of its obligations under the Loan Documents, the Guarantor Loan Documents, and the Venture Subordination Agreement; (ii) Lender has no obligation to continue to lend to Borrower, or to waive its rights and remedies beyond the Waiver Period (as hereinafter defined); (iii) any loans made after the date of this Agreement will continue to be made in Lender's sole discretion; and (iv) Lender has made no representations of any nature or kind that funding in any amount will continue, or that the Waiver Period (as hereinafter defined) will be extended beyond the expiration thereof.

      Y. Each Party further acknowledges and agrees that the actions taken by Lender to date in furtherance of the Loan Documents, the Guarantor Loan Documents, and the Venture Subordination are reasonable and appropriate under the circumstances and are within Lender's rights under the Loan Documents, the Guarantor Loan Documents, the Venture Subordination Agreement and applicable law.

      Z. Each Party represents and warrants to Lender that it received direct and substantial economic benefit from all of the Obligations and that it will continue to receive direct and substantial economic benefit from such loans, and from any other loans made or which may be made in the future.

      AA. The Parties have requested that Lender agree to waive its rights and remedies under the Loan Documents and applicable law in connection with the Existing Defaults until December 31, 1999 and agree to amend and/or amend and restate certain terms and conditions of the Loan Documents.

      AB. Subject to the terms and conditions of this Agreement, and in reliance on the each Party's agreements, acknowledgments, representations, and warranties in this Agreement, Lender has agreed to amend the Loan Documents, and waive its rights and remedies on account of the Existing Defaults under the Loan Documents as set forth below.

                                    AGREEMENT

      Based on the foregoing Recitals (which are incorporated herein as agreements, representations, warranties, and covenants of Borrower, as the case may be), and for other good and valuable consideration, the adequacy and receipt of which is acknowledged by the Parties, Lender and the Parties agree as follows:

      1. Waiver. Subject to the following conditions and those set forth below, Lender agrees to waive the Existing Defaults through December 31, 1999 (the "Waiver Period"):

            (a) Lender receives, on or before July 26, 1999, a fully executed copy of this Agreement, acknowledged by counsel to each of the Parties as provided below, together with fully executed copies of all Exhibits hereto that require signature, and

            (b) there are no further or additional Events of Default, Defaults, defaults or Events of Acceleration under the Loan Documents (including a worsening of the Existing Defaults), and each Party complies with all terms and conditions of this Agreement and the Loan Documents.

      2. Cross Collateralization. The Parties agree that all collateral granted by any one or more of the Parties to Lender or any of its affiliates securing any or all of the Obligations, including the Collateral, is collateral for all of the Obligations.

      3. Defaults. In addition to any other Events of Default, Defaults, defaults or Events of Acceleration provided for in the Loan Documents, and without waiver of the demand and discretionary provisions of the Loan Documents, the occurrence of any of the following constitutes an Event of Default, a Default, a default, and an Event of Acceleration under this Agreement (and each Loan Document):

            (a) If any Party fails to comply with any term or condition in this Agreement (or any agreement referred to or incorporated herein) or the Loan Documents (other than the Existing Defaults), or any other document or agreement between any Party and Lender.

            (b) If any material adverse change occurs in any Party's financial condition or business prospects.

            (c) If any lender, supplier, creditor, lessor, bond holder or representative thereof (collectively, "Creditor") of any Party shall (i) obtain a judgment against any Party in excess of $100,000 in the aggregate (with the exception of the American Monitor judgment against Schuster in an amount not exceeding $300,000) or (ii) receive from Borrower any prepayments of obligations.

            (d) If any representation or warranty made by any Party in this Agreement or in connection with the negotiation hereof is materially untrue as of the date made or hereafter becomes materially untrue.

            (e) If any party attaches by way of seizure, levy, lien or otherwise of any assets of any one or more of the Parties.

            (f) If the filing of any notice of lien, levy or assessment by any government, department or agency or the fact that any taxes or debts are owing become a lien or encumbrance upon any assets of any one or more of the Parties.

            (g) If the Tax Liens listed on Exhibit A are not resolved satisfactory to Lender in Lender's sole discretion by no later than August 15, 1999.

            (h) If Borrower is not in good standing in the state of Delaware and shows Lender evidence to that fact, satisfactory to Lender in Lender's sole discretion, by no later than August 15, 1999.

      4. Waiver Fee: As consideration for Lender entering into this Agreement, the Parties must pay Lender the sum of $10,000 payable as follows: $5,000 upon execution of this

Agreement and $5,000 on December 31, 1999 if the Obligations have not been repaid by then. The Parties agree that this fee is fully earned by Lender upon execution of this Agreement.

      5. Pricing: Effective immediately, the pricing under the $2,500,000 Line of Credit, the $500,000 Line of Credit, and the Term Loan (the "Notes") will be increased to the following:

            On the basis of a year of 360 days for the actual number of days elapsed in each month, at a rate of 3.0 percentage points per annum more than the Prime Rate of interest (the "Standard Rate"), and after maturity (whether upon demand for payment, expiration of term, termination, acceleration, or otherwise) or the occurrence of a default under the Loan Documents, including under this Agreement, at a rate of 3 percentage points per annum more than the Standard Rate until paid. In no event, however, may the rate of interest be more than the highest rate permitted by law. The "Prime Rate" is the rate of interest that Lender from time to time announces to be its Prime Rate. The Prime Rate is set by Lender based upon various factors, including its costs and desired return, general economic conditions and other factors and is used as a reference point for pricing some loans. Lender may make loans at, above or below the Prime Rate. Any change in the Prime Rate immediately effects a change in the rate of interest payable under the Notes.

      6. No Further Waiver Implied. Each Party acknowledges that Lender has no obligation to continue making loans or extend the term of the Waiver Period or waive its rights and remedies after the Waiver Period, and nothing contained herein or otherwise is intended to be or is a promise or agreement to continue making loans, or extend the term of the Waiver Period beyond the expiration thereof. Furthermore, no future agreement by Lender to continue making loans, or to extend the term of the Waiver Period beyond the expiration thereof, or any other agreement, is valid or enforceable unless it is contained in a written agreement signed by Lender.

      7. Additional Reporting. In addition to any reports or information required by the Loan Documents (which must be provided timely), or that Lender may hereafter request, each Party must provide Lender with:

            (a) Within one day of receipt, copies of written notices of default received from other creditors.

            (b) Within one day of gaining knowledge thereof, any adverse information regarding any Party.

      8. Expenses, Fees and Costs; Indemnification.

            (a) Each Party, jointly and severally, shall be responsible for the payment of all reasonable fees and out-of-pocket disbursements incurred by Lender, including fees of counsel and court costs, in any way arising from or in connection with this Agreement, any

Collateral, any Loan Document, any Obligations, or the business relationship between Lender, on the one hand, and any one or more of the Parties, on the other hand, including, without limitation: (1) Audit Fees (as defined below);
(2) all fees and expenses (including recording fees and insurance policy fees) of Lender and counsel for Lender for the preparation, examination, approval, negotiation, execution and delivery of, or the closing of any of the transactions contemplated by, this Agreement or any of the Loan Documents; (3) all fees and out-of-pocket disbursements incurred by Lender, including attorneys' fees and consultants' fees (including the Consultant's fee), in any way arising from or in connection with any action taken by Lender to monitor, advise, administer, enforce or collect any of the Obligations (including under this Agreement, the Guarantor Loan Documents, any other Loan Document, or otherwise) or any other obligations of any one or more of the Parties, whether joint, joint and several, or several, under this Agreement, any Loan Document, any other existing or future document or agreement, or arising from or relating to the business relationship between Lender, on the one hand, and any one or more of the Parties, on the other hand, or otherwise securing any of the Obligations, including any actions to lift the automatic stay or to otherwise in any way monitor or participate in any bankruptcy, reorganization or insolvency proceeding of any one or more of the Parties; (4) all expenses and fees (including attorneys' fees) incurred in relation to, in connection with, in defense of or in prosecution of any litigation instituted by any one or more of the Parties, Lender, or any third party, against or involving Lender arising from, relating to, or in connection with any of the Obligations, or any one or more of the Parties' other obligations, this Agreement, any Collateral, any Loan Document, or the business relationship between Lender, on the one hand, and any one or more of the Parties, on the other hand, including any so-called "lender liability" action, any claim and delivery or other action for possession of, or foreclosure on, any of the Collateral, post-judgment enforcement of any rights or remedies including enforcement of any judgments, and prosecution of any appeals (whether discretionary or as of right and whether in connection with prejudgment or post-judgment matters); (5) all costs, expenses, and fees incurred by Lender or its agents in connection with appraisals and reappraisals of all or any of the Collateral (and each Party must fully cooperate with such appraisers and make their property available for appraisal in connection with as many appraisals as Lender may request); and (6) all costs, expenses, and fees incurred by Lender or its counsel in connection with consultants, expert witnesses, or other professionals retained by Lender or its counsel, to assist, advise, or give testimony with respect to any matter relating to the Collateral, the Obligations, the Loan Documents, or the business relationship between Lender, on the one hand, and any one or more of the Parties, on the other hand (and each Party must fully cooperate with such consultant, expert witness or other professional and shall make their premises, books and records, accounting systems, computer systems and other media for the recordation of information available to such persons). Each Party's agreement, jointly and severally, to be responsible for Lender's attorneys' fees and costs applies regardless of whether or not Lender prevails in whole or in part in any action, proceeding, litigation, or otherwise, and regardless of the nature of any action or litigation or the theories or bases of recovery or defense. Each Party, jointly and severally, agrees to indemnify Lender for all Claims (as hereinafter defined) which may be imposed on, incurred by, or asserted against Lender in connection with this Agreement, any Loan Document, or the transactions contemplated hereby or thereby, or the business relationship between Lender, on the one hand, and any one or more of the Parties, on the other hand.

            (b) All of the foregoing costs, expenses, reimbursement obligations, and indemnification obligations are part of the Obligations and are secured by all of the Collateral.

            (c) "Claims" means any demand, claim, action or cause of action, damage, liability, loss, cost, debt, expense, obligation, tax, assessment, charge, lawsuit, contract, agreement, undertaking or deficiency, of any kind or nature, whether known or unknown, fixed, actual, accrued or contingent, liquidated or unliquidated (including interest, penalties, attorneys' fees and other costs and expenses incident to proceedings or investigations relating to any of the foregoing or the defense of any of the foregoing), whether or not litigation has commenced.

      9. Verification of Accounts/Audits. The Borrower agrees that Lender, through its employees or authorized agents, is permitted to send a letter to and otherwise contact the Borrower's account debtors to verify account receivable balances. In addition, Lender shall be permitted full and complete access to the Borrower's facilities, and books and records to conduct audits as often as Lender reasonably desires. The cost of such audits is part of the Obligations, is secured by all Collateral, and must be paid by the Borrower within 30 days of receipt of an invoice therefor (the "Audit Fees"). The Audit Fees are in addition to all other interest, fees, costs, and expenses provided for in the Loan Documents or this Agreement.

      10. Other Documents. Each Party must execute any documents reasonably requested by Lender to carry out the intent of or to implement this Agreement, the Guarantor Loan Documents or any other Loan Document.

      11. Cross Default/Remedies. An Event of Default, Default, a default or Event of Acceleration under this Agreement (or any agreement referred to or incorporated herein) is an Event of Default, Default, a default, or an Event of Acceleration under each document and agreement comprising the Loan Documents (including the Guarantor Loan Documents), and an Event of Default, Default, a default, or an Event of Acceleration under any document or agreement comprising the Loan Documents is an Event of Default, Default, a default, or an Event of Acceleration under the terms of this Agreement (and all agreements referred to or incorporated herein). Immediately upon the occurrence of an Event of Default, Default, a default, or an Event of Acceleration under this Agreement or any Loan Document (or any document executed in connection herewith or referenced herein), and without notice or an opportunity to cure such Event of Default, Default, default, or an Event of Acceleration, Lender has the right to exercise any remedies provided in this Agreement, the Loan Documents, and under applicable law, and the Waiver Period will automatically expire at Lender's election, without further notice and, at Lender's election but without notice, all of each Party's obligations to Lender (including the Obligations and the Guarantor's obligations under the Guarantor Loan Documents) will be immediately due and payable, and Lender may cease making loans immediately. In any event, from and after the earlier of expiration of the Waiver Period or the occurrence of an Event of Default, Default, a default, or an Event of Acceleration under this Agreement or any Loan Document, Lender may immediately take action to enforce its rights and remedies under the Loan Documents (including enforcement action on account of the Default), this Agreement, or applicable law, including collecting the Obligations and foreclosing on the Collateral. Absent the prior occurrence of an Event of Default, Default, default, or an Event of Acceleration or prior demand for payment, all Obligations, and each Guarantor's obligations under the Guarantor Loan Documents are due and payable in full at the expiration of the Waiver

Period. Any references in cross default provisions under this Agreement or any document or agreement executed in connection herewith or the Loan Documents to a "default", "Default", or an "Event of Default" will include a default under this Agreement.

      12. Loan Documents and Guaranties Continue. Except as expressly modified and amended by the terms of this Agreement, all other terms and conditions of the Loan Documents (including the Guarantor Loan Documents) remain in full force and effect and are hereby ratified, confirmed, and approved. If there is an express conflict between the terms of this Agreement and the terms of the Loan Documents, including the Loan Documents executed in connection herewith, the terms of this Agreement govern and control.

      13. Subordinated Creditors' Obligations. The Borrower acknowledges and agrees that the Subordination Agreements remain in full force and effect and are hereby ratified, confirmed and approved and agree that, except as otherwise provided herein, they shall not make any payments with respect to the subordinated debt until such time as the Obligations have been paid in full, with the exception that Venture can receive the Ordinary Course Payments.

      14. Reservation of Rights /No Waivers.

            (a) This Agreement grants a limited waiver until the expiration of the Waiver Period on the terms and conditions set forth in this Agreement. Except for such waiver through the expiration of the Waiver Period, all of Lender's rights and remedies against each Party and the Collateral are expressly reserved, including all rights and remedies resulting from, or arising in connection with, the Existing Defaults. Likewise, nothing herein is a waiver of any Existing Defaults existing as of the date hereof, an agreement to consent to further worsening of such Existing Defaults, or new Events of Default, Defaults, defaults, or Events of Acceleration or in any way prejudices Lender's rights and remedies under the Loan Documents (including the Guarantor Loan Documents) or applicable law. Further, Lender has the right to waive any terms, provisions, or conditions in this Agreement or the Loan Documents, in its sole discretion, and any such waiver does not prejudice, waive, or reduce any other right or remedy which Lender may have against any one or more of the Parties. No waiver of rights or any condition of this Agreement, the Loan Documents, or any other agreement by Lender is effective unless the same is contained in a writing signed by an authorized agent of Lender.

            (b) ANYTHING CONTAINED IN THIS AGREEMENT OR IN ANY OTHER AGREEMENT TO THE CONTRARY NOTWITHSTANDING, NOTHING CONTAINED IN THIS AGREEMENT OR IN ANY OTHER AGREEMENT RESTRICTS OR PROHIBITS LENDER'S RIGHT TO BLOCK, STOP OR PROHIBIT PAYMENTS TO ANY SUBORDINATED CREDITOR(S) ON ACCOUNT OF THE EXISTING DEFAULTS OR OTHERWISE.

      15. Credit Inquiries. In the event customers, buyers, investors, potential alternative financing sources, or other parties ask Lender about the current lending relationship among Lender and any one or more of the Parties, each Party agrees that Lender may refer such inquiries to the appropriate Party.

      16. Entire Agreement, Etc.

            (a) This Agreement and the Exhibits hereto constitute the Parties' and Lender's entire understanding with respect to the subject mater hereof. Modifications or amendments to this Agreement must be in writing and signed by the party to be charged in order to be effective. This Agreement is governed by the internal laws of the State of Michigan (without regard to conflicts of law principles). This Agreement is binding on each Party and their respective successors, assigns, heirs, and personal representatives and shall inure to Lender's benefit and the benefit of its successors and assigns. If any provision of this Agreement conflicts with any applicable statute or law, or is otherwise unenforceable, such offending provision is null and void only to the extent of such conflict or unenforceability, and is deemed separate from and does not invalidate any other provision of this Agreement.

            (b) This Agreement is being entered into among competent persons, who are experienced in business and represented by counsel (or who have had the opportunity to be represented by counsel), and has been reviewed by the Parties and their counsel, if any. Therefore, any ambiguous language in this Agreement will not necessarily be construed against any particular party as the drafter of such language.

            (c) This Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one instrument. Facsimile copies of signatures are to be treated as original signatures for all purposes.

            (d) References in the Loan Documents and all other documents executed in connection with the Loan Documents (as each of the foregoing is amended hereby) to the Loan Documents mean the Loan Documents as amended by this Agreement.

            (e) The term "including" means including, without limitation, and the term "includes" means includes, without limitation.

            (f) All headings are inserted for convenience only and do not affect the construction or interpretation of this Agreement.

      17. Additional Representations. Each Party represents and warrants to Lender that:

            (a) (i) Borrower's execution, delivery, and performance of this Agreement and all agreements and documents delivered in connection herewith by Borrower have been duly authorized by all necessary corporate action and does not and will not require any consent or approval of its stockholders, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or of its articles of incorporation or bylaws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or their properties may be bound or affected; (ii) no authorization, consent, approval, license, exemption of or filing a registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by Borrower of this Agreement and all agreements and documents delivered in connection with this Agreement; and (iii) this Agreement and all agreements and documents delivered pursuant hereto by any one or more of the Parties are the legal, valid and binding obligations of each such Party enforceable against each such Party in accordance with the terms thereof.

            (b) After giving effect to the amendments contained herein and effected pursuant hereto, all representations and warranties contained in the Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

            (c) Except for the Existing Defaults, each Party has duly and properly performed, complied with and observed each of its covenants, agreements, and obligations contained in the Loan Documents.

            (d) Borrower's financial statements, for the fiscal years ended 1997 and 1998, copies of which have been furnished to Lender, fairly present Borrower's financial condition at such dates and the results of Borrower's operations for the periods indicated, all substantially in accordance with generally accepted accounting principles applied on a consistent basis.

            (e) No Party or any one or more of them has assigned any claim, set off or defense to any individual or entity.

            (f) This Agreement and all of the Exhibits and other written material delivered by any one or more of the Parties to Lender in connection with the transactions contemplated hereby do not contain any statement that is false or misleading with respect to any material fact and do not omit to state a material fact necessary in order to make the statements therein not false or misleading. There is no additional fact of which any Party is aware that has not been disclosed in writing to Lender that materially affects adversely or, so far as each Party can reasonably foresee, will materially affect adversely any Party's financial condition or business prospects.

            (g) All Parties executing this Agreement in a representative capacity warrant that they have authority to execute this Agreement and legally bind the entity they represent.

      18. Survival; Reliance. All agreements, representations and warranties made in this Agreement (and all agreements referred to or incorporated herein) survive the execution of this Agreement (and all documents and agreements referred to or incorporated herein). Notwithstanding anything in this Agreement (or any documents or agreements referred to or incorporated herein) to the contrary, no investigation or inquiry by Lender (including by its agents) with respect to any matter which is the subject of any representation, warranty, covenant or other agreement set forth herein or therein is intended, nor shall it be interpreted, to limit, diminish or otherwise affect the full scope and effect of any such representation, warranty, covenant or other agreement. All terms, covenants, agreements, representations and warranties of each Party made herein (or in any documents or agreements referred to or incorporated herein), or in any certificate or other document delivered or to be delivered pursuant hereto, are deemed to be material and to have been relied upon by Lender, notwithstanding any investigation heretofore or hereafter made by Lender or its agents.

      19. Notices. Any notice or other communication required or permitted to be given under this Agreement or any of the Loan Documents must be in writing and delivered personally, telegraphed, telecopied or telexed, or mailed (by certified or registered mail or by recognized overnight courier), postage prepaid, and is deemed given when so delivered personally, telegraphed or telexed, or if mailed, two days after the date of mailing, addressed as follows (or to any another address as to which any party so advises the other parties in writing):

            (a) If to Borrower:              Art Renaissance, Inc.
                                             321 Fisher Building
                                             Detroit, MI 48202

                                             Attn: Eugene I. Schuster
                                             Telecopy: (___) _________

                With a copy to:              _________________________
                                             _________________________
                                             _________________________
                                             Attn: ___________________
                                             Telecopy: (___) _________

            (b) If to Lender:                The Bank of Bloomfield Hills
                                             505 N. Woodward Avenue
                                             Suite 1300
                                             Bloomfield Hills, MI 48304-2965
                                             Attn: Robert M. Burch
                                                   Vice Chairman
                                             Telecopy: (248) 644-7107

                With a copy to:              Honigman Miller Schwartz and Cohn
                                             2290 First National Building
                                             Detroit, MI 48226
                                             Attn: Steven G. Howell, Esq.
                                             Telecopy: (313) 465-7417

      20. Discretionary Loans; Demand Obligations. Notwithstanding any provisions of this Agreement, it is understood and agreed that Lender is at no time obligated to make any loan, despite compliance with any express conditions precedent thereto, and Lender may at any time make demand for payment of the Obligations, notwithstanding that there may then exist no Event of Default, Default, default or Event of Acceleration.

      21. Impairment of Collateral. The execution and delivery of this Agreement (and all agreements and documents referred to herein) does not impair or affect any other security (by endorsement or otherwise) for the Obligations, or any one or more of the Parties' other obligations to Lender. No security taken before or after as security for the Obligations impairs or affects this Agreement (or any agreement or document referred to herein). All present and future additional security is to be considered as cumulative security.

      22. Time Is of the Essence. Each Party acknowledges and agrees that time is of the essence as to each and every term and provision of this Agreement and each Loan Document.

      23. Adverse Events. Promptly upon gaining knowledge thereof or at such time as any Party should have known thereof, each Party must inform Lender of the occurrence of any Event of Default, Default, default, or Event of Acceleration, or any event which with the lapse of time or service of notice or both would constitute an Event of Default, Default, default, or Event of Acceleration under this Agreement or any of the Loan Documents, or of any other occurrence which has or could reasonably be expected to have a materially adverse effect on any Party's business, properties, or financial condition or upon any Party's ability to comply with its obligations under this Agreement or the Loan Documents (including the Guarantor Loan Documents).

      24. Non-Waiver. No failure or delay on the part of Lender in the exercise of any power or right, and no course of dealing between any one or more of the Parties and Lender, operates as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. The remedies provided for herein are cumulative and not exclusive of any remedies which may be available to Lender at law or in equity. No notice to or demand on any Party not required hereunder or under the Loan Documents entitles any such Party to any other or further notice or demand in similar or other circumstances, or waives Lender's right to any other or further action in any circumstances without notice or demand. Any waiver of any provision of this Agreement or the Loan Documents and any consent to any departure by any one or more of the Parties from the terms of any provision of this Agreement or the Loan Documents, is effective only if in writing signed by an authorized officer of Lender, and only in the specific instance and for the specific purpose for which given.

      25. No Other Promises or Inducements. There are no promises or inducements which have been made to any signatory hereto to cause such signatory to enter into this Agreement other than those which are set forth in this Agreement.

      26. Additional Agreements. Prior to or simultaneously with the execution and delivery of this Agreement, the Parties shall cause to be executed and delivered to the following:

            a. Amended and Restated Continuing Security Agreement executed by Borrower in the form of Exhibit B attached hereto and made a part hereof;

            b. the UCC Financing Statements in the forms of Exhibit C attached hereto and made a part hereof; and

such other financing statements, resolutions, searches and other documents and agreements reasonably required by Lender, to effectuate the transactions contemplated by this Agreement.

      27. Payments to Shareholders. Effective immediately, all dividends, distributions and other payments to shareholders, present or future, whether by way of stock redemption or deferred compensation, principal or interest, shall cease in their entirety with the exception of the Ordinary Course Payments to Schuster.

      28. STATUTE OF FRAUDS. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. ALL PRIOR AND CONTEMPORANEOUS ORAL AGREEMENTS, IF ANY, BETWEEN LENDER OR BANK ONE, ON THE ONE HAND, AND ANY ONE OR MORE OF THE PARTIES, ON THE OTHER HAND, ARE MERGED INTO THIS AGREEMENT AND DO NOT SURVIVE THE EXECUTION OF THIS AGREEMENT.

      29. RELEASE. AS OF THE DATE HEREOF EACH PARTY REPRESENTS AND WARRANTS THAT THEY ARE AWARE OF, AND POSSESS, NO CLAIMS OR CAUSES OF ACTION AGAINST LENDER OR BANK ONE. NOTWITHSTANDING THIS REPRESENTATION AND AS FURTHER CONSIDERATION FOR THE AGREEMENTS AND UNDERSTANDINGS HEREIN, EACH PARTY INDIVIDUALLY, JOINTLY, SEVERALLY, AND JOINTLY AND SEVERALLY, IN EVERY CAPACITY, INCLUDING BUT NOT LIMITED TO, AS SHAREHOLDERS, OFFICERS, PARTNERS, DIRECTORS, INVESTORS, OR CREDITORS OF ANY ONE OR MORE OF THE PARTIES, EACH OF ITS EMPLOYEES, AGENTS, EXECUTORS, SUCCESSORS AND ASSIGNS, HEREBY RELEASES LENDER AND BANK ONE, EACH OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, AFFILIATES, SUBSIDIARIES, SUCCESSORS AND ASSIGNS FROM ANY LIABILITY, CLAIM, RIGHT OR CAUSE OF ACTION WHICH NOW EXISTS, OR HEREAFTER ARISES, WHETHER KNOWN OR UNKNOWN, ARISING FROM OR IN ANY WAY RELATED TO FACTS IN EXISTENCE AS OF THE DATE HEREOF. BY WAY OF EXAMPLE AND NOT LIMITATION, THE FORGOING INCLUDES ANY CLAIMS IN ANY WAY RELATED TO ACTIONS TAKEN OR OMITTED TO BE TAKEN BY LENDER OR BANK ONE UNDER THE LOAN DOCUMENTS, THE GUARANTOR LOAN DOCUMENTS, THE BUSINESS RELATIONSHIP WITH LENDER OR BANK ONE AND ALL OTHER OBLIGATIONS OF ANY NATURE OR KIND OF ANY ONE OR MORE OF THE PARTIES, ANY ORAL AGREEMENTS OR UNDERSTANDINGS (ACTUAL OR ALLEGED), ANY BANKING RELATIONSHIPS THAT ANY ONE OR MORE OF THE PARTIES HAS OR MAY HAVE HAD WITH LENDER OR BANK ONE AT ANY TIME AND FOR ANY REASON INCLUDING, BUT NOT LIMITED TO, DEMAND DEPOSIT ACCOUNTS, OR OTHERWISE.

      30. WAIVER OF JURY TRIAL AND BOND; SUBMISSION TO JURISDICTION; AND ACKNOWLEDGMENT.

            (a) ANY JUDICIAL PROCEEDING AGAINST ANY ONE OR MORE OF THE PARTIES BROUGHT BY LENDER OR BANK ONE WITH RESPECT TO

ANY TERM OR CONDITION OF THIS AGREEMENT, THE LOAN DOCUMENTS, THE GUARANTOR LOAN DOCUMENTS, OR ANY OTHER PAST, PRESENT OR FUTURE AGREEMENT BETWEEN ANY ONE OR MORE OF THE PARTIES AND LENDER OR BANK ONE MAY BE BROUGHT BY LENDER OR BANK ONE IN A COURT OF COMPETENT JURISDICTION IN THE STATE OF MICHIGAN, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY, LENDER AND BANK ONE ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS, THE GUARANTOR LOAN DOCUMENTS, OR ANY OTHER PRESENT AND FUTURE AGREEMENT BETWEEN ANY ONE OR MORE OF THE PARTIES, LENDER, AND BANK ONE EACH PARTY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THEM, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AT ITS ADDRESS SET FORTH IN THIS AGREEMENT. EACH PARTY WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND OR SURETY WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF LENDER. NOTHING CONTAINED IN THIS SECTION AFFECTS LENDER'S OR BANK ONE'S RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECTS LENDER'S OR BANK ONE'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY ONE OR MORE OF THE PARTIES OR ANY ONE OR MORE OF THEIR PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY PARTY AGAINST LENDER OR BANK ONE INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY PAST, PRESENT OR FUTURE AGREEMENT BETWEEN ANY ONE OR MORE OF THE PARTIES AND LENDER OR BANK ONE, MUST BE BROUGHT ONLY IN A COURT LOCATED IN THE STATE OF MICHIGAN. EACH PARTY WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER OR IN CONNECTION HEREWITH AND MAY NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NONCONVENIENS.

            (b) EACH PARTY ACKNOWLEDGES THAT (1) IT HAS FULLY READ ALL OF THIS AGREEMENT AND HAS BEEN GIVEN THE OPPORTUNITY TO CONSULT WITH COUNSEL AND OTHER ADVISORS OF ITS CHOICE, AND AFTER CONSULTING WITH SUCH COUNSEL OR ADVISORS, KNOWINGLY, VOLUNTARILY AND WITHOUT DURESS, COERCION, UNLAWFUL RESTRAINT, INTIMIDATION OR COMPULSION, ENTER INTO THIS AGREEMENT, BASED UPON SUCH ADVICE AND COUNSEL AND IN THE EXERCISE OF ITS BUSINESS JUDGMENT, (2) THIS AGREEMENT HAS BEEN ENTERED INTO IN EXCHANGE FOR GOOD AND VALUABLE CONSIDERATION, RECEIPT OF WHICH THE PARTY HERETO ACKNOWLEDGES, (3) IT HAS CAREFULLY AND COMPLETELY

READ ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT AND IS NOT RELYING ON THE OPINIONS OR ADVICE OF LENDER OR BANK ONE OR ITS AGENTS OR REPRESENTATIVES IN ENTERING INTO THIS AGREEMENT.

            (c) THE PARTIES HERETO ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT THIS RIGHT MAY BE WAIVED. LENDER, BANK ONE, AND EACH PARTY EACH HEREBY KNOWINGLY, VOLUNTARILY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO A TRIAL BY JURY OF ALL DISPUTES ARISING OUT OF OR IN RELATION TO THIS AGREEMENT, THE LOAN DOCUMENTS, THE GUARANTOR LOAN DOCUMENTS, OR ANY OTHER AGREEMENTS BETWEEN ANY OF THE PARTIES. NO PARTY WILL BE DEEMED TO HAVE RELINQUISHED THE BENEFIT OF THIS WAIVER OF JURY TRIAL UNLESS SUCH RELINQUISHMENT IS IN A WRITTEN INSTRUMENT SIGNED BY THE PARTY TO WHICH SUCH RELINQUISHMENT WILL BE CHARGED. EACH PARTY, BANK ONE AND LENDER AGREE THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF ITS CONSENT TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY AND THE OTHER AGREEMENTS SET FORTH IN THIS AGREEMENT.

                                   THE BANK OF BLOOMFIELD HILLS

                                   By: /s/ Robert M. Burch
                                      ----------------------------------
                                      Robert M. Burch, Vice Chairman


                                   ACKNOWLEDGED AND AGREED:

WITNESS                            ART RENAISSANCE, INC.

                                   By: /s/ Eugene I. Schuster
----------------------                ----------------------------------
                                      Eugene I. Schuster, President
----------------------

Subscribed and sworn to before me this ___ day of ___________, 1999.

                                        _______________________________________
                                        Notary Public, ___________ County, ____
                                        My Commission Expires: ________________

[Signatures continued on following page]

[Signatures continued from preceding page]

WITNESS

                                      /s/ Eugene I. Schuster
----------------------                ----------------------------------
                                      EUGENE I. SCHUSTER
----------------------

Subscribed and sworn to before me this ___ day of ___________, 1999.

                                        _______________________________________
                                        Notary Public, ___________ County, ____
                                        My Commission Expires: ________________


WITNESS                            VENTURE FUNDING, LTD.

                                   By: /s/ Eugene I. Schuster
----------------------                ----------------------------------
                                      Eugene I. Schuster, President
----------------------

Subscribed and sworn to before me this ___ day of ___________, 1999.

                                        _______________________________________
                                        Notary Public, ___________ County, ____
                                        My Commission Expires: ________________

[Signatures continued on following page]

[Signatures continued from preceding page]

WITNESS                            VENTURE FUNDING HOLDINGS, L.L.C.

                                   By: /s/ Eugene I. Schuster
----------------------                ----------------------------------
                                      Eugene I. Schuster, Manager
----------------------

Subscribed and sworn to before me this ___ day of ___________, 1999.

                                        _______________________________________
                                        Notary Public, ___________ County, ____
                                        My Commission Expires: ________________


WITNESS                            GROWTH REALTY, INC.

                                   By: /s/ Eugene I. Schuster
----------------------                ----------------------------------
                                      Eugene I. Schuster, President
----------------------

Subscribed and sworn to before me this ___ day of ___________, 1999.

                                        _______________________________________
                                        Notary Public, ___________ County, ____
                                        My Commission Expires: ________________

[Signatures continued on following page]

[Signatures continued from preceding page]

WITNESS                            GROWTH REALTY HOLDINGS, L.L.C.

                                   By: /s/ Eugene I. Schuster
----------------------                ----------------------------------
                                      Eugene I. Schuster, Manager
----------------------

Subscribed and sworn to before me this ___ day of ___________, 1999.

                                        _______________________________________
                                        Notary Public, ___________ County, ____
                                        My Commission Expires: ________________


WITNESS

/s/ [ILLEGIBLE]                       /s/ John E. McConnaughy, Jr.
----------------------                ----------------------------------
                                      JOHN E. MCCONNAUGHY, JR.
----------------------

Subscribed and sworn to before me this 3rd day of August, 1999.

                                        /s/ Florence Stevens
                                        Notary Public, F. Stevens
                                        County, Fairfield
                                        My Commission Expires: 6/30/2002

[Signatures continued on following page]

                           REAFFIRMATION OF AGREEMENTS

      Each of the undersigned, a party to this Amendment and Waiver Agreement (the "Agreement"), is also a party to various other guaranties, subordination agreements, security agreements, mortgages, assignments, documents, instruments, and agreements with or in favor of BBH, including but not limited to the Subordination Agreement in favor of BBH subordinating Schuster's, Venture's and Growth's obligations from Cellex to the obligations of Cellex to BBH (each, a "Related Agreement" and collectively, the "Related Agreements"). In order to induce BBH to enter into the Agreement set forth above, each of the undersigned
(1) acknowledges and agrees that all of its respective Related Agreements remain in full force and effect and are hereby ratified, confirmed, approved and, extend to and cover all of the obligations described in the Agreement; (2) consents to all of the terms and conditions of the Agreement; (3) if it has executed a guaranty in BBH's favor, it acknowledges and agrees that its guaranty (and the collateral security therefor) extends to and covers all of Borrower's obligations and Cellex's obligations to BBH, including those arising under, in connection with, or described in the Agreement; (4) if it has executed a subordination agreement in BBH's favor, it acknowledges and agrees that its subordination agreement extends to and covers all of Borrower's obligations and Cellex's obligations to BBH, including those arising under, in connection with, or described in the Agreement; and (5) it acknowledges and agrees that the fact that BBH has sought this reaffirmation does not create any obligation, right, or expectation that BBH will seek its consent to or reaffirmation with respect to any other or further amendments or modifications to the relationship between it and Borrower or any other party.

WITNESS

                                      /s/ Eugene I. Schuster
----------------------                ----------------------------------
                                      EUGENE I. SCHUSTER
----------------------

Subscribed and sworn to before me this ___ day of ___________, 1999.

                                        _______________________________________
                                        Notary Public, ___________ County, ____
                                        My Commission Expires: ________________

[Signatures continued on following page]

[Signatures continued from preceding page]

WITNESS                            VENTURE FUNDING, LTD.

                                   By: /s/ Eugene I. Schuster
----------------------                ----------------------------------
                                      Eugene I. Schuster, President
----------------------

Subscribed and sworn to before me this ___ day of ___________, 1999.

                                        _______________________________________
                                        Notary Public, ___________ County, ____
                                        My Commission Expires: ________________


WITNESS                            VENTURE FUNDING HOLDINGS, L.L.C.

                                   By: /s/ Eugene I. Schuster
----------------------                ----------------------------------
                                      Eugene I. Schuster, Manager
----------------------

Subscribed and sworn to before me this ___ day of ___________, 1999.

                                        _______________________________________
                                        Notary Public, ___________ County, ____
                                        My Commission Expires: ________________

[Signatures continued on following page]


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WITNESS                            GROWTH REALTY, INC.

                                   By: /s/ Eugene I. Schuster
----------------------                ----------------------------------
                                      Eugene I. Schuster, President
----------------------

Subscribed and sworn to before me this ___ day of ___________, 1999.

                                        _______________________________________
                                        Notary Public, ___________ County, ____
                                        My Commission Expires: ________________


WITNESS                            GROWTH REALTY HOLDINGS, L.L.C.

                                   By: /s/ Eugene I. Schuster
----------------------                ----------------------------------
                                      Eugene I. Schuster, Manager
----------------------

Subscribed and sworn to before me this ___ day of ___________, 1999.

                                        _______________________________________
                                        Notary Public, ___________ County, ____
                                        My Commission Expires: ________________


WITNESS

/s/ [ILLEGIBLE]                       /s/ John E. McConnaughy, Jr.
----------------------                ----------------------------------
                                      JOHN E. MCCONNAUGHY, JR.
----------------------

Subscribed and sworn to before me this 3rd day of August, 1999.

                                        /s/ Florence Stevens
                                        Notary Public, F. Stevens
                                        County, Fairfield
                                        My Commission Expires: 6/30/2002


                                      -25-